                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                April 20, 1999

                                PHARMERICA, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                 0-20606                    11-2310352
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission file Number)        (Employer
      of incorporation)                                   Identification Number)


                      175 Kelsey Lane, Tampa, Florida 33619
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (813) 626-7788
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         On April 20, 1999, PharMerica, Inc. and Bergen Brunswig Corporation announced that in a hearing on April 20 in the Superior Court of California, San Diego County, PharMerica and Bergen were allowed to continue the merger transaction.

         On April 14, Bergen and PharMerica were named as defendants in a lawsuit commenced by PMR Corp., seeking, among other things, injunctive relief preventing Bergen from closing its proposed acquisition of PharMerica.

         On April 20, Judge S. Charles Wickersham denied PMR's request for a temporary restraining order. Shareowners of Bergen and PharMerica will vote April 22, 1999, as scheduled, on approval of the pending merger.

         Statements in this press release regarding future events constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this press release are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by such forward-looking statements. Because of the uncertainty of all litigation, there can be no assurance that Bergen and PharMerica will be successful defending against the underlying claims in PMR's lawsuit. Certain additional risks associated with PharMerica and Bergen are set forth in reports that they have filed with the Securities and Exchange Commission, including Bergen's Annual Report on Form 10-K for the year ended September 30, 1998 and PharMerica's Annual Report on Form 10-K for the year ended December 31, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PHARMERICA, INC.


                                     By: /s/ David Redmond
                                         ---------------------------------------
                                         David Redmond
                                         Executive Vice President and Chief
                                         Financial Officer

Date:    April 21, 1999






                                        3